Exhibit 99.1
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Arch Coal Analyst Mine Tour Paul Lang Senior Vice President, Operations Black Thunder Mine September 18, 2008

not the from of as future, “intends,” matters in regulations matters to address changes and generate other related “anticipates,” nature from we arise legislation cash numerous their of events or otherwise, except statements “expects,” by from amount from that is, as uncertainties and future industry; the — such statements particular in businesses; information, words generation us, fluctuations new contain Forward-looking For electric acquired of from of result often “will.” a and or domestic factors; integration as
Forward-Looking Information “seeks,” by the whether
In this context, forward-looking statements often address our expected future business performance, coal future our weather-related from financial “believes,” for relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, and operations; than those expressed in our forward-looking statements. We do not undertake to update our forward- statements, may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with This presentation contains “forward-looking statements” past, events. and “plans,” that are, to different degrees, uncertain. demand labor national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different looking the Securities and Exchange Commission.
with in be from A in this not of significant should flows companies. presented end accordance cash the are at in other that measures operations, by measures included performance items these used from comparable been financial exclude income measures has Therefore, most of may net the principles measures and results. to similarly-titled to not principles financial alternative to measures accounting are our an as comparable financial accepted accounting or measures assessing be these generally and isolation not of with financial accepted in may This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP generally understanding considered operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures reconciliation accordance presentation.

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OUR MINE PORTFOLIO
OUR FOCUS
OUR VALUE PROPOSITION
Arch is continuing to enhance our reputation as aresponsible energy company
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coal mines citizens and good safest financial performance
Awarded MSHA’s Sentinels of Safety honor for operating the nation’s safest underground coal mines Ranked first among coal industry peers for safety responsible Inaugural 2007 social responsibility report elevates awareness of Arch’s environmental programs recognized Arch as one of the 100 most in 2006 and 2007 performance last year Earned 3 National Good Neighbor Awards in 4 years Forbes trustworthy U.S. companies of 2008 Expect 2008 to be a record earnings year
Operating the world’s — — Acting as environmental stewards — — Achieving superior — -
• • •
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Slide 3

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OUR MINE PORTFOLIO
OUR FOCUS
OUR VALUE PROPOSITION
Arch’s safety performance is the best among the largest public coal companies
Annual Lost-Time Safety Incident Rate (per 200,000 employee-hours worked)
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Arch Five Year Average = 1.30
Lost-Time Safety Incident Rate in 2007 (per 200,000 employee-hours worked)
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Arch Coal
2004
2003
2006
2005
2007
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Source: ACI, MSHA
Slide 4

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OUR MINE PORTFOLIO
OUR FOCUS
OUR VALUE PROPOSITION
Arch’s 2007 environmental performance rankedfirst among our coal peers 2007 SMCRA Violations
) number of violations compared to coal peers
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· in history we’ve best land and the national for decade, to responsible
· 10-year 50 stewardship culture environmental was past demonstrates a citizen than awards as 2007 company’s the more state commitment unique Arch’s performance the During won and environmental Our reclamation Arch’s dedication corporate
· •
[Graphic Appears Here]
vacated during an appeals process. Source: ACI and State-by-state reports. Totals do not reflect any NOVs that may have been

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OUR MINE PORTFOLIO
OUR FOCUS
OUR VALUE PROPOSITION
Arch is building a solid earnings track record,anticipates record earnings in 2008 Earnings Per Share
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EBITDA**
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Source: ACI
at end of presentation **EBITDA reconciliation is * Adjusted for stock split
Slide 6

OUR COMMITMENT
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OUR FOCUS
OUR VALUE PROPOSITION
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OUR COMMITMENT
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OUR FOCUS
OUR VALUE PROPOSITION

Arch’s mine portfolio underscores value of diversity
2007 ACI Coal Production (percent of total tons by region)
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2007 ACI Revenue (percent of total revenue by region)
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2007 ACI Income (percent of segment income by region)
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Source: ACI
Slide 8

OUR COMMITMENT
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OUR FOCUS
OUR VALUE PROPOSITION
Arch’s national operations serve a diversifiedcustomer base
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coal-fueled 148 U.S. states and customers in more 33 countries worldwide Arch’s national network of mines services dozen power plants in than a
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Source: ACI
Slide 9

OUR COMMITMENT
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OUR FOCUS
OUR VALUE PROPOSITION
The Powder River Basin is the largest coal supply region in the United States Major Producers in Powder River Basin
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· in PRB of today tons of east the roughly 50% River of producers production of one region million moves is Mississippi the Total region 480 Roughly coal Arch leading in
· •
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Source: ACI, Energy Velocity
Slide 10

OUR COMMITMENT
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OUR FOCUS
OUR VALUE PROPOSITION
Arch Coal is one of the top producersin the Powder River Basin
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/mmBtu
2 /mmBtu
5 draglines, 13 shovels 2 Sales*: 86.2 million tons in 2007 Coal quality: 8800 Btu/lb, 0.50-0.75 lbs. SO 1,000+ employees Dragline, shovel operation Sales*: 10.2 million tons in 2007 Coal quality: 8400 Btu/lb, 0.85 lbs. SO 130 employees
Black Thunder — - — - Coal Creek — - — -
· •
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Source: ACI
*Excludes brokerage activity
Slide 11

OUR COMMITMENT
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OUR FOCUS
OUR VALUE PROPOSITION
Since 1990, demand for Powder River Basin coalhas grown at a faster pace than overall coal demand Production Growth by Major U.S. Coal Basin
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· a at 1990 a 1990 2007 the electric at coal from in in believe will grown since for grown since U.S. grown 38% demand we share has rate rate of to shortfalls with increase has has demand consumption share 1990 supply coupled plants, market to annual annual in new PRB 6% Coal generation 2% PRB’s production 16% With East from PRB’s continue
· • •
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CAPP
SPRB
ILB
NAPP
WBIT
ource: ACI, MSHA
Slide 12

OUR COMMITMENT
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OUR FOCUS
OUR VALUE PROPOSITION
However, U.S. coal mining productivity has been onthe decline since the start of this decade
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U.S. Surface Mines U.S. Underground Mines
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Source: ACI, MSHA
Slide 13

OUR COMMITMENT
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OUR FOCUS
OUR VALUE PROPOSITION
Over the long-term, we see the Powder River Basinmarket reach extending into Asia-Pacific
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· will coal home can on coast exports coal demand at coal rapidly west major Asia-Pacific coal PRB alternate the economies expansion for increase a the more that viable Asian port to Gulf is trade domestic in keep believe a source U.S./Canadian Potential the Indonesia Requires the via
· Indonesia exporter seaborne Growing likely in We become supply expanding -
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Slide 14

OUR COMMITMENT
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OUR FOCUS
OUR VALUE PROPOSITION
Arch Coal is the leading coal producerin the Western Bituminous Region Major Producers in Western Bituminous* Region
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· in is the region coal power well largest its 77 in Midwest as tons the Bit Bit production of to is expanding eastern overseas Total region million Arch producer Western Western reach and producers as
· •
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Source: ACI, Energy Velocity
*Western Bituminous includes Utah, Colorado and southern Wyoming
Slide 15

OUR COMMITMENT
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OUR FOCUS
OUR VALUE PROPOSITION
Arch’s Western Bituminous operations are some ofthe most productive longwall mines in the nation
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· with Basin coal-to-19.3 expand of and to Carbon future DKRW operations 2007 quality Btu/lb, / of with in 800 /mmBtu site production coal 2 longwall tons of 11,700 SO opportunity Wyoming are project lbs. time of Four combined million workforce Low-sulfur averages 0.80 Limited over Arch reserves liquids
· • •
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Source: ACI
Slide 16

OUR COMMITMENT
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OUR FOCUS
OUR VALUE PROPOSITION
Arch has maintained a meaningful positionin Central Appalachia
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· in this more in App. 1997 226 tons production by million production of is has Central 60 since Total region million Production region fragmented Annual in region declined than tons
· •
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Source: ACI, Energy Velocity
**Excludes pass-through activity *Patriot and Magnum tons combined
Slide 17

OUR COMMITMENT
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OUR FOCUS
OUR VALUE PROPOSITION
Arch remains a key producer of metallurgical andsteam coal in Central Appalachia
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· million and in 2008; with tons equipment million in or 4 2009 a Virginia, 13-14 underground Virginia expand million in through West employees to 15 roughly markets tons of produce operations in and direct to brownfield sell met to 2008 with to million in + into 6 to Expect tons combination surface Operations Kentucky, 1,300 Opportunity production 2009 investments Expect tons up
· • •
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Source: ACI
Slide 18

OUR COMMITMENT
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OUR FOCUS
OUR VALUE PROPOSITION
Arch is preparing for rebound in Illinois Basin demand Major Producers in Illinois Basin
40 30 20 10 0
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· region equity online, will to Hawk Mexico in tons 33% come positioned of a Knight Gulf production million owns in scrubbers opportunities well via Total 96 Arch interest develop of As market Region export
· • •
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nceaAlli y Peabod
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neeG
Source: ACI, Energy Velocity
Slide 19

VALUE CREATION | LIQUIDITY POSITION | FINANCIAL PERFORMANCE | FUTURE SUCCESS

Arch's valuation is attractive


Powder River Basin
Western Bituminous
Central Appalachia
Illinois Basin
Trading
Coal to Liquids

- Diversified operating base and a top producer in **three** major U.S. coal basins
  - Well-positioned to supply growing seaborne and domestic coal demand
- **Pricing is up meaningfully** across all of Arch's key producing basins
  - 1 year ago: Prompt year CAPP @ $48, WBIT @ $30, PRB @ $11, while ACI @ $33
  - Today: Prompt year CAPP @ $116, WBIT @ $73, PRB @ $16, while ACI @ $37
- Significant reserve position and equity participation in the **Illinois Basin**
- Expanded **trading platform** will help optimize coal margins while hedging risk
- **CTL opportunities** (such as DKRW project) can help achieve Btu-parity
  - Coal reserves trade at substantial discount to natural gas and crude oil reserves
  - ACI's reserve base could be transformed into 5 billion boe in refined products

Source: ACI

Slide 20

EBITDA Reconciliation Chart

Included in the accompanying presentation, we have presented certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP.

	Year Ended December 31,				
	2003	2004	2005	2006	2007
(in $000s)					
Net income	$ 16,686	$ 113,706	$ 38,123	$ 260,931	$ 174,929
Cumulative effect of accounting change	3,654	-	-	-	
Income tax (benefit) expense	(23,210)	(130)	(34,650)	7,650	(19,850)
Interest expense, net	47,497	56,504	63,120	60,639	72,265
Depreciation, depletion and amortization	158,464	166,322	212,301	208,354	242,062
DD&A - Equity interest in Canyon Fuel Company, LLC	21,425	10,359	-	-	-
Expenses from early debt extinguishment and other non-operating	(4,256)	7,966	11,264	7,447	2,273
Adjusted EBITDA	$ 220,260	$ 354,727	$ 290,158	$ 545,021	$ 471,679

	Six Months Ended June 30,	
	2008	2007
(in $000s)	(Unaudited)	
Net income	$ 194,144	$ 66,276
Income tax expense	52,940	2,250
Interest expense, net	38,316	34,867
Depreciation, depletion and amortization	144,995	115,610
Non-operating expense	-	1,320
Adjusted EBITDA	$ 430,395	$ 220,323

Source: ACI

OUR COMMITMENT
OUR MINE PORTFOLIO
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OUR VALUE PROPOSITION
Coal blending optimization allows Archto better monetize every Btu
[Graphic Appears Here]
models allocate provide Additional space at DTA terminal allows international Models allow sales team to know real value in 100 Btu increments for precision blending of shipments to generate the greatest volume of our premium valued products
Blending optimizationmine production to sales contracts, thus maximizing margin — Dynamic coal quality targetsmonthly rolling quality averages for eachcustomer so loading sources can adjust blends and provide optimum coal recovery -
· •
· Arch in million optimization,$10 2007 blendingadditionalin coalanrevenues Throughachievedcoal
[Graphic Appears Here]
Source: ACI
Slide 22
OUR COMMITMENT
OUR MINE PORTFOLIO
OUR FOCUS
[Graphic Appears Here]
We’re focused on creating shareholder valueas the energy industry expands
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· to us helps organic to stewardshipworkforce allows for Arch spending trends allowscoal investments for environmentalbest-in-class capital market marketplacemarket future andattract judicious domestic evolvingexpand safetyhelps and considerenhancements and andsupply/demand to an and in mine coal uscapital in control world coalexpertise productivity cost offuture allowsand on of clean leadershiphigher focus timing flexibilitygrowth oninnovative margins understanding strategic focusour Recognized Rigorousexpand Strong clearleverage promotes anticipate Financialand A
· • • •
[Graphic Appears Here]
Source: ACI
Slide 23
EBITDA Reconciliation Chart Included in the accompanying presentation, we have presented certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP.
4Q 07 81,373 67,824 147 — 142,904 (27,200) 20,760
$$$ $ 3Q 07 27,280 5,100 16,638 58,628 806 108,452
$$$ $ 2Q 07 37,552 (2,400) 18,280 57,990 418 111,840 2Q 08 112,997 37,700 18,253 71,953 — 240,903 $$$ $$ $
1Q 07 28,724 4,650 16,587 57,620 902 108,483 1Q 08 81,147 15,240 20,063 73,042 — 189,492 $$$ $$ $
Net income Income tax (benefit) expense Net income Income tax (benefit) expense Interest expense, net Depreciation, depletion and amortization extinguishment and other non-operating Adjusted EBITDA Interest expense, net Depreciation, depletion and amortization extinguishment and other non-operating Adjusted EBITDA
[Graphic Appears Here]
Source: ACI

Arch Coal Analyst Mine Tour
John Eaves President and Chief Operating Officer Black Thunder Mine September 18, 2008

Forward-Looking Information
This presentation contains “forward-looking statements” — that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.

Asia’s industrial revolution is testing global energy supply infrastructure
Population Urbanization Electricity Usage per Capita
Note: bubble size reflects size of population
Source: United Nations’ Human Development Report 2007, 2006 World Development Indicators (World Bank) Slide 3

Around the globe, countries are embracing coal as a primary source for electricity
2007 Global Europe (non-CIS) Coal Production: United States 33 GW online 6 billion metric tons 24 GW online by 2014 by 2015 CIS countries 9 GW online by 2015
South America 216 GW online 6 GW online by 2013 by 2013 Mexico Other Asia 2 GW online 26 GW online by 2013 India by 2015 67 GW online by 2013
“The demand for coal will increase sharply as coal-fired plant constructions are being carried out at a break neck pace. By 2012, the world would need an estimated additional 1.1 billion short tons of new coal supply.”
Source: ACI and Platts International — Friedman, Billings Ramsey (6/08)Slide 4 _Day_-_Market_Overview.pdf

LONG-TERM MACRO ENERGY FUNDAMENTALS U.S. COAL INDUSTRY DYNAMICS CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL
Growing worldwide steel production and blast furnace capacity additions are stoking met coal demand
Projected Import Metallurgical Coal Demand Benchmark Pricing for Met Coal
(in million metric tons) ($/metric ton, FOB the port basis)
· Global import met coal demand expected • Met coal pricing has risen sharply since to grow by ~40 million tons over next 3 years 2003; expect continued market tightness
· More than 75 percent of the expected • Arch is poised to capitalize on strong growth is being driven by increased met and PCI coal trends with its Mountain consumption in Asia and South America Laurel, Pardee and Lone Mountain mines
Source: McCloskey Metallurgical Coal Third Quarter 2008 Report, International Iron & Steel Institute, AME Mineral Economics Pricing Slide 5

Supply constraints in traditional coal export nations are shifting global seaborne coal flows
Key Trends in Asia-Pacific Coal Markets
· Australia: severe port and rail bottlenecks may mask underlying labor and mine challenges; expanded capacity still may undershoot growing Asian demand
· Indonesia: increasing domestic demand; export capacity dependent on congested river system
· China: substantial growth in domestic demand will push country to a net importer status of coal as early as 2008
· Russia: production challenges; growing
· Vietnam: growing domestic demand domestic coal consumption; exports expected to reduce export supply increasingly shifting to Asia-Pacific market
· India: imported coal needs projected to • South Africa: domestic power shortage; rise meaningfully; will pull available supply reserve degradation; exports increasingly from Atlantic Basin markets shifting to Asia-Pacific market

Asian demand pull is creating opportunities for the United States in seaborne coal export markets
Key Trends in Atlantic Basin Coal Markets • South America: port infrastructure constraints; political instability; resource nationalism; growing regional coal burn
· USA: swing supplier to Atlantic basin market; available coal export capacity; imports into country declining
· Europe: coal production declining; growing coal burn in eastern Europe; traditional import supply avenues waning

Coal’s advantage:
billions of tons
abundant, secure and widely dispersed of oil equivalent
200 Coal
100 Natural Gas
0 Oil
Russia
Based on current production levels and proven reserves, coal should outlast both gas supplies and oil reserves by roughly 4 times
Source: ACI, Bank of America, BP Statistical Review 2007 and Blackwell Energy Research Slide 8
Analyst_Day_-_Market_Overview.pdf

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

In U.S. coal markets, Arch expects above-average demand growth over the next three years

(in million tons)	2008	2009	2010
Growth at Existing Coal Plants	-	+10	+10
New Coal Plant Demand [1/]	4	22	20
Increase in Gross Exports	24	10	10
Decline in Imports	2	-	-
Incremental Demand Growth	+30	+42	+40
Cumulative		+72	+112

[1/] Net of coal plant retirements.

- U.S. coal demand to grow by more than **100 million tons** by 2010
  - **Average utilization increases** of ~1% annually over the past 10 years (2008 projected to be weaker economically)
  - New **coal plant build-out** will expand coal consumption meaningfully
  - U.S. is expected to become a more **significant net exporter** given shortage of coal supply worldwide and available port capacity

Arch Coal, Inc.

Source: ACI and Platts

Slide 9

Largest coal plant build-out since 1980 will meaningfully expand coal demand
Anticipated Supply Region for Coal Plants Under Construction
(in millions of tons)
· Build-out of 17.5 GW equates to
24 62 million tons of new annual coal demand over next four years
16
· Powder

River Basin likely will service at least half of these plants
· More than 7 GW — another 20
0 million tons — in advanced
2008 2009 2010 2011+ permitting stages
PRB Non-PRB
Available U.S. port capacity and strong international demand will expand coal exports
· Available eastern export port capacity at Baltimore and Hampton Roads
· Existing port capacity at southern ports of Mobile, New Orleans, Charleston and Texas
· Limited port capacity on West Coast
91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08E
Source: ACI and NMA Slide 11

U.S. coal supply growth is not keeping pace with projected U.S. coal demand in 2008
Increase in 1H08 U.S. Coal Production
(versus 1H07, in million tons, per MSHA)
· First half 2008 total U.S. coal production increased just 1.2 million tons vs. first half of 2007
· Some Appalachian steam coal is Western Bit crossing over to met markets, further
Four
reducing available steam coal supply
Source: MSHA, EIA and ACI
Slide 12

LONG-TERM MACRO ENERGY FUNDAMENTALS U.S. COAL INDUSTRY DYNAMICS CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL
Total U.S. coal stockpile levels appear adequate -with eastern days-supply levels indicating tightness
Eastern Inventory Levels
There is genuinely a tightness in the market
(in days of burn)
driven by international fundamentals, global demands.
53 — AEP (5/08)
43
We have blended in an increasing amount of Powder River Basin coal, and we — while rebalancing the portfolio — have remained within our dispatch price targets by blending in cheaper coals.
July’07 July’08 — AEP (5/08)
Western Inventory Levels
(in days of burn)
We did have the risk of shortages a year and a half ago ... our 60 piles got pretty dramatically low ... Coal conservation in our 48 instance affected our ability to sell some [power] into the wholesale market. With this, it showed that we need to have more inventory and we need to keep that stockpile. So, we certainly have increased our [targets] ...

Pricing trends suggests that natural gas is still not competitive with coal; PRB has best upside
Pricing Comparison
($ per million Btu) • At current CAPP prices, we $14 could see modest switching in
Natural Gas Southeast, if generators mark
$12
inventory to market
$10
- Regulated utilities are generally $8 required to use a blended average $6 fuel cost, which would be well CAPP NYMEX below current market
$4
· If gas were to step in front of coal
$2 PRB 8800 as a baseload fuel — even at $0 relatively modest volumes — gas
Jan-07 Mar-07 May-07 Jul-07 Sep-07 Nov-07 Jan-08 Mar-08 May-08 Jul-08 Sep-08 prices are likely to respond
· The price of gas would have to fall below $4/mm Btu for gas to compete with PRB-sourced plants
Source: ACI and Energy Velocity Slide 14

In past cycles, PRB coal has gained market share in border states just east of the Mississippi River
Border States Border States Border States East of Mississippi River East of Mississippi River East of Mississippi River
Burn by Coal Type circa 1990 Burn by Coal Type circa 1995 Burn by Coal Type circa 2007
· Eastern border state • By 1995, power plants • Current 69 percent power plants in Wisconsin, in these four states mix of PRB coal has Illinois, Tennessee and increased their mix of been achieved with Mississippi historically PRB coal from 22 relatively modest burned a small mix of percent to 42 percent capital investment PRB coal in just five years

We foresee increased PRB market expansion opportunities further east of the Mississippi River
Based on historical switching in the border states and the lower heat content of PRB coal, the theoretical PRB switching opportunity in the East exceeds 300 million tons
Slide 16

In fact, PRB market expansion is underway
Since 2003
>1 million ton increase in PRB coal burn <1 million ton increase in PRB coal burn Current test burns
· PRB has expanded its reach by more than 80 million tons in past 5 years
· In recent weeks, Arch has signed agreements with traditional and non-traditional PRB customers to test — as well as increase burn of — PRB coal
· We expect this trend to continue, with a significant increase in demand as generators complete test burns and assess needs for 2009 and beyond
Slide 17

Since 1970, coal has been used in increasingly clean ways in the United States
Higher efficiency rates and carbon capture technologies create opportunities for reducing carbon intensity as well
Source: NMA, EPA NOx (Nitrogen Oxide), SO2 (Sulfur Dioxide), PM10 (Particulate Matter) Slide 18

There is support for coal’s essential role in America’s energy future
"...we’ll need to invest more in the clean technology that will allow us to burn more coal, our country’s most abundant fossil fuel.”
Senator Barack Obama (D-IL)
“We are sitting on the world’s largest supply of energy in our coal reserves and that has to be one of the fundamental components of energy independence.”
Senator John McCain (R-AZ)
Slide 19

Developed nations must adopt climate solutions and export them to developing nations
CO Emission Trends
the U.S. in GHG
emissions in 2007
The growth rate of
GHG emissions in
developing nations
is likely to significantly
exceed that of
developed nations
Developed nations
must invest in more
clean coal technology
research & development
Slide 20

Arch Coal is well-positioned for the future
· One of the largest coal producers in the United States
· We supply roughly 12 percent of the U.S. coal supply
- Provide cleaner-burning, low-sulfur coal to fuel 6 percent of the nation’s electricity
- Ship coal to domestic and international steel manufacturers as well as international power producers
· Our talented workforce operates large, modern and efficient mines
· Industry leader in mine safety, productivity and reclamation
Source: ACI Slide 21

Our mine operations are equally distributed across all four major U.S. Class I railroads
ACI Western Shipments ACI Eastern Shipments
(percent of total) (percent of total)
Slide 22

Arch’s selective approach to signing new contracts retains future upside potential
Arch Unpriced Volume Steam Coal Price Comparison
(in millions of tons at 6/30/08) ($/short ton, as of 9/12/08)
Steam coalMetallurgical coal ACI 2Q08 Index coal price Index coal price price by region for 2009 delivery for 2010 delivery Source: ACI, Argus Coal Daily’s Physical Market Assessment Slide 23

Our strategy on coal contracting continues to evolve
· Terms and conditions near bilateral — Embedded volume options all but gone
- Seller’s sourcing flexibility has become the norm
· Term agreements are making a comeback
- Typically have “market adjustment provisions” (i.e. indexed to third party price plus an adder or cost recovery mechanisms)
· Arch open to creative approaches -Ensuring all-in cost plus risk adjusted returns -Guarantee price floors
· Many customers want security of supply
- A large, physical and reputable coal producer can extract best value
Slide 24

Arch expanded seaborne terminal capacity, estimates company’s met coal sales will double this year
Canada[1]
Germany[1,2] Ukraine[1,2] France[1,2] Czech[1,2] Spain[1,2] Hungary[1,2]
Japan[2] Morocco[1] Turkey[1,2] Mexico[1] Dominion Terminal
Brazil[2]
1 — Steam sales 2 — Met sales
ACI Slide 25
Day_-_Market_Overview.pdf

Over the long-term, Arch’s coal-to-liquids vision can help America address energy security concerns
| | | | | | | | U.S. Energy Reserves U.S. Petroleum Supply U.S. Fuel Prices
| | | | | | | | (in trillion Btu) (million barrels per day) ($/million Btu at 9/15/08, Q109 delivery)
Coal Natural Gas Oil Domestic OPEC Non-OPEC 8800 Gas &nbs p; Oil
Arch owns an equity interest in DKRW Advanced Fuels
- Plan to build a 19,000 bpd coal-to-gasoline facility in southern Wyoming
-Plant would capture CO2 emissions to enhance recovery in domestic oil fields EIA, Platts and NYMEX Slide 26

Arch’s future growth story is compelling
· Expect record year in 2008 based on our three pillars -safety, environmental stewardship and financial performance
· Experienced workforce and corporate culture committed to operating the safest, most efficient and environmentally responsible mines in the nation
· Large-scale, diverse and low-cost operations that are flexible in response to market demand
· Strategic reserve base well-positioned to meet America’s — and the world’s — growing energy needs
· Strong balance sheet provides Arch with financial flexibility and strategic opportunities
· Focus on advancing clean-coal technologies to expand market for coal beyond electricity generation
· Building a truly world-class energy company that can deliver substantial shareholder value over the long-term
Slide 27

Arch Coal Analyst Mine Tour
John Eaves President and Chief Operating Officer Black Thunder Mine September 18, 2008

Arch Coal Analyst Mine Tour
Keith Williams Coal Creek Mine Manager Black Thunder Mine September 18, 2008

Forward-Looking Information
This presentation contains “forward-looking statements” — that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.

Wyoming’s Powder River Basin
Slide 3

Powder River Basin Mines 2007 Production Mine Tons (000)
Rawhide 17,100
Buckskin 25,300
Eagle Butte 25,000
Wyodak 5,000
Dry Fork 5,300
Evergreen Energy 130
Subtotal — Tier III 77,830
Caballo 31,200
Cordero-Rojo 40,500
Belle Ayr 26,600
Coal Creek 10,200
Subtotal — Tier II 108,500
Jacobs Ranch 38,100
Black Thunder 86,200
North Antelope-Rochelle 91,500
Antelope 34,500
Subtotal — Tier I 250,300
Total 436,630
Slide 4

Black Thunder Mine Background
· First Coal Shipped: December 1977
· Acquired by Arch Coal: June 1998
· Current Lease Area: 28,400 acres
· Permitted Maximum Shipping Capacity: 135 million tpy
· Cumulative Shipments (December 2007): 1.3 billion tons
· Average Seam Thickness: 68 feet
· Assigned Reserves: 1.3 billion tons
· No. of Employees: 1,100
Slide 5

Historical Coal Shipments at Black Thunder Mine
Slide 6

Major Power Plants Served by Black Thunder
Source: ACI Slide 7

Coal Creek Mine Background
· Lease Acquisition Date: 1968
· Lease Area: 6,720
· Construction Start: Spring 1979
· First Coal Shipped: May 1982
· Acquired by Arch Coal: June 1998
· Permitted Maximum Capacity: 25 million tpy
· Cumulative Shipments (December 2007): 62.8 million tons
· Average Seam Thickness:
Roland 1 21.20 feet
Roland 3 9.90 feet
· Assigned Reserves: 214 million tons
Source: ACI Slide 8

Historical Coal Shipments at Coal Creek Mine
Arch
15
Source: ACI Slide 9

Major Power Plants Served by Coal Creek
Source: ACI Slide 10

Black Thunder is focused on continuous improvement in safety performance
Black Thunder Mine Total Incident Rate vs. Industry
7.00
(per 200,000 employee-hours worked)
Source: ACI Slide 11

Coal Creek achieved a ‘perfect zero’ in safety performance during 2007
Coal Creek Mine Total Incident Rate vs. Industry
7.00 (per 200,000 employee-hours worked)
Source: ACI Slide 12

Arch’s PRB operations take their commitment to environmental stewardship seriously
Arch’s PRB operations take their commitment to environmental stewardship seriously
Slide 13

Black Thunder Mine - Stripping & Loading Equipment
No. Make Model (Cubic Yard) (Cubic Meters)
1 Bucyrus 2570WS Dragline 164 126
1 Bucyrus 2570W Dragline 106 82
1 Bucyrus 1570W Dragline 78 60
1 Marion 8750 Dragline 130 100
1 Bucyrus 1300W Dragline 44 34
3 P&H 2800 Shovels (Coal) 65 50
3 P&H 2800 Shovels (Overburden) 36 28
2 Bucyrus 495HR Shovel (Overburden) 84 64
1 Bucyrus 495B Shovel (Overburden) 53 41
1 Bucyrus 495B Shovel (Coal) 84 64
1 P&H 4100XPB Shovel (Overburden) 68 52
1 P&H 4100 Shovel (Overburden) 53 41
1 Marion 351M Shovel (Coal) 84 64
Slide 14

Black Thunder Typical Mining Sequence
Slide 15

Black Thunder Mine — Truck/Shovel Overburden
Slide 16

Black Thunder Mine — Overburden Drill & Blast
Dual GPS antennas to determine azimuth
Overburden Drilling
· Diesel-powered drills — fleet of 5 drills
· Borehole diameter — 12 1/4-inch (311 mm)
· Angled holes — drilled at 60 degrees (highwall excavated on 55-degree slope)
Slide 17

Black Thunder Mine — Cast Blasting
Electronic Detonators -sympathetic detonation eliminated
Slide 18

Black Thunder Mine — Dozers
Slide 19

MARKET & MINE OVERVIEW | KEY PILLARS | OPERATIONS OVERVIEW | FUTURE SUCCESS

Black Thunder Mine – Dragline Stripping


Bucyrus 2570WS
Dragline – 164-cu-yd


Bucyrus 1570W
Dragline 78-cu-yd


Marion 8750
Dragline 122-cu-yd


CO.
Bucyrus 2570W
Dragline 106-cu-yd

Source: ACI

Slide 20

Black Thunder Mine — Coal Mining
P&H 2800 Shovel & Komatsu 930E
Komatsu 930E Bucyrus 495B
320-Ton Shovel & Liebherr T262 240-Ton
Slide 21

Black Thunder Mine — Minestar Fleet Commander
· Real-time monitoring of:
- mobile equipment utilization
- material production & movement
- equipment health
· Real-time control & optimization of
haulage fleet — “Dispatch”
· Production plans prioritize
production by loading unit:
- mine plan sequencing
- seam/coal quality
- coal shipments by loadout
· Dispatcher & Minestar software
manage production activities for
crews with >160 operators
· Data recorded for reporting &
analysis
Slide 22

MARKET & MINE OVERVIEW | KEY PILLARS | OPERATIONS OVERVIEW | FUTURE SUCCESS

Black Thunder Mine – Coal Processing Facilities

Coal Storage Facilities

- Two 12,500 ton silos
- Two 17,500 ton silos under construction (completion Nov'08)
- One 100,000 ton slot storage
- One 50,000 ton slot storage

Train Loading Facilities

- BT North Train Loadout - 1.5-hr train loading time
- BT North Batch Loadout - 3.5-hr train loading time
- BT South Batch Loadout - 2.5-hr train loading time
- BT West Train Loadout - <1.5-hr train loading time (completion Nov'08)


BT North
Loadout –
2 Silos &
Slot Storage


BT West
Batch Loadout


South
Batch Loadout
& Slot Storage

Source: ACI

Slide 23

MARKET & MINE OVERVIEW | KEY PILLARS | OPERATIONS OVERVIEW | FUTURE SUCCESS

Black Thunder Mine – Coal Processing Facilities

Truck Dumps – Crushing & Conveying Facilities

- Near Pit/Overland Conveyor (2 Truck Hoppers)
- Primary (original) System (2 Truck Hoppers)
- 5 West Crusher/Overland Conveyor (1 Truck Hopper)
- South Black Thunder Overland Conveyor (1 Truck Hopper)
- Thundercloud Crusher/Overland Conveyor (1 Truck Hopper) (under construction – completion Nov'08)

Laboratory Analysis

- On-Site Laboratory (ASTM Laboratory)
- 24 Hours Per Day
- 365 Days Per Year


5-West Crusher &
Overland Conveyor


Near-Pit Crusher

Source: ACI

Slide 24

Black Thunder Mine — Coal Processing Facilities
Black Thunder Mine 2007 As-Shipped Coal Quality Parameter North South Moisture (%) 26.88 26.98
Ash (%) 5.35 4.96
Sulfur (%) 0.30 0.21
BTU/lb 8832 8815
LbsSO2/mmBtu 0.68 0.49
Slide 25

Black Thunder Mine — West Loadout Project
MARKET & MINE OVERVIEW KEY PILLARS OPERATIONS OVERVIEW FUTURE SUCCESS
Overland conveyor
Slide 26

MARKET & MINE OVERVIEW KEY PILLARS OPERATIONS OVERVIEW FUTURE SUCCESS
Coal Creek Mine — Major Equipment No. Make Model Capacity 1 Bucyrus-Erie 1570W Dragline 85 Cubic Yard 1 Bucyrus-Erie 295B Shovel 40 Cubic Yard 1 Bucyrus-Erie 195B Shovel 24 Cubic Yard
Slide 27

MARKET & MINE OVERVIEW KEY PILLARS OPERATIONS OVERVIEW FUTURE SUCCESS
Coal Creek Typical Mining Sequence
Source: ACI Slide 28

MARKET & MINE OVERVIEW KEY PILLARS OPERATIONS OVERVIEW FUTURE SUCCESS
Coal Creek Mine — Coal Handling Facilities
· Storage Capacity — Two 12,500 ton silos
· Train Loadout — 2 Hour Facility
· Truck Dumps — Primary System (Single Truck Belly Dump)
- Ramsey Primary Cutter Coal Creek Mine — Birtley Secondary and Tertiary Cutters 2007 As-Shipped Coal Quality
- HS&S Two Stage
Moisture (%) 30.66
· Laboratory Analysis Ash (%) 5.77
- On-Site Laboratory (ASTM Laboratory) Sulfur (%) 0.33
BTU/lb 8328
- 24 Hours Per Day
LbsSO2/mmBtu 0.79
- 365 Days Per Year
ACI Slide 29

MARKET & MINE OVERVIEW KEY PILLARS OPERATIONS OVERVIEW FUTURE SUCCESS
We’re focused and ready to excel
MARKET & MINE OVERVIEW KEY PILLARS OPERATIONS OVERVIEW FUTURE SUCCESS
We’re focused and ready to excel
Slide 30

Arch Coal Analyst Mine Tour
Paul Lang Senior Vice President, Operations Black Thunder Mine September 18, 2008

Forward-Looking Information
This presentation contains “forward-looking statements” — that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.
This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
Arch is continuing to enhance our reputation as a responsible energy company
Operating the world’s safest coal mines
- Awarded MSHA’s Sentinels of Safety honor for
operating the nation’s safest underground coal mines
in 2006 and 2007
- Ranked first among coal industry peers for safety
performance last year Acting as responsible citizens and good environmental stewards
- Inaugural 2007 social responsibility report elevates
awareness of Arch’s environmental programs
- Earned 3 National Good Neighbor Awards in 4 years Achieving superior financial performance
- Forbes recognized Arch as one of the 100 most
trustworthy U.S. companies of 2008
- Expect 2008 to be a record earnings year
Slide 3

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
Arch’s safety performance is the best among the largest public coal companies
Annual Lost-Time Safety Incident Rate Lost-Time Safety Incident Rate in 2007
(per 200,000 employee-hours worked) (per 200,000 employee-hours worked)
3.31
MSHA Slide 4

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
Arch’s 2007 environmental performance ranked first among our coal peers
2007 SMCRA Violations
(number of violations compared to coal peers) • Arch’s 2007 environmental performance was the best in the company’s 10-year history
· During the past decade, we’ve won more than 50 national and state awards for environmental stewardship
· Our commitment to land reclamation demonstrates Arch’s unique culture and dedication as a responsible corporate citizen been vacated during an appeals process. Slide 5

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
Arch is building a solid earnings track record, anticipates record earnings in 2008
Earnings Per Share
(fully diluted, in US dollars)
Source: ACI * Adjusted for stock split **EBITDA reconciliation is at end of presentation Slide 6

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
Arch’s national scope of operations and reserve base includes presence in four major U.S. coal basins
Powder River
Basin
1. Coal Creek
2. Black Thunder
Western
Bituminous
1. Skyline
2. Dugout
3. Sufco
4. West Elk
Central Appalachia
1. Mountain Laurel 2. Coal-Mac 3. Cumberland River 4. Lone Mountain
Source: ACI at 12/31/07 Slide 7

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
Arch’s mine portfolio underscores value of diversity
2007 ACI Coal Production 2007 ACI Revenue 2007 ACI Income
(percent of total tons by region)(percent of total revenue by region) (percent of segment income by region)
Source: ACI Slide 8

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
Arch’s national operations serve a diversified customer base
2007 ACI Coal Sales ACI Customer Mix
(percent of total sales volume) (by key supply basin)
Arch’s national network of mines services 148 coal-fueled power plants in 33 U.S. states and customers in more than a dozen countries worldwide
ACI Slide 9

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
The Powder River Basin is the largest coal supply region in the United States
Major Producers in Powder River Basin
(2007, million tons)
region of roughly 480 million tons
· Roughly 50% of PRB coal moves east of Mississippi River today
· Arch is one of the leading producers in the region
Slide 10

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
Arch Coal is one of the top producers in the Powder River Basin
-5 draglines, 13 shovels -Sales*: 86.2 million tons in 2007 -Coal quality: 8800 Btu/lb, 0.50-0.75 lbs. SO2/mmBtu -1,000+ employees •Coal Creek -Dragline, shovel operation -Sales*: 10.2 million tons in 2007 -Coal quality: 8400 Btu/lb, 0.85 lbs. SO2/mmBtu -130 employees activity Slide 11

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
Since 1990, demand for Powder River Basin coal has grown at a faster pace than overall coal demand
Production Growth by Major U.S. Coal Basin
(in million tons)
· PRB demand has grown at a
6% annual rate since 1990
· Coal consumption for electric generation has grown at a
2% annual rate since 1990
· PRB’s share of U.S. coal production has grown from 16% in 1990 to 38% in 2007
· With supply shortfalls in the East coupled with demand from new plants, we believe PRB’s market share will continue to increase
Slide 12

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
However, U.S. coal mining productivity has been on the decline since the start of this decade
Source: ACI, MSHA Slide 13

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
Over the long-term, we see the Powder River Basin market reach extending into Asia-Pacific
· Indonesia is a major coal exporter in the Asia-Pacific seaborne trade
· Growing domestic demand will likely keep more coal at home in Indonesia
· We believe that PRB coal can become a viable alternate coal supply source for the rapidly expanding Asian economies
- Requires port expansion on the U.S./Canadian west coast
- Potential to increase exports via the Gulf
-Kong Slide 14

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
Arch Coal is the leading coal producer in the Western Bituminous Region
Major Producers in Western Bituminous* Region
(2007, in million tons) • Total production in
million tons
· Arch is the largest producer in the Western Bit region
· Western Bit coal is expanding its reach to Midwest and eastern power producers as well as overseas
Wyoming Slide 15

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
Arch’s Western Bituminous operations are some of the most productive longwall mines in the nation
· Four longwall operations with combined production of 19.3 million tons in 2007 and workforce of 800
· Low-sulfur coal quality averages 11,700 Btu/lb,
0.80 lbs. SO2/mmBtu
· Limited opportunity to expand over time
· Arch of Wyoming / Carbon Basin reserves are site of future coal-to-liquids project with DKRW
Slide 16

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
Arch has maintained a meaningful position in Central Appalachia
Major Producers in Central Appalachia • Total production in (2007, in million tons) region of 226
40
· Production in this region is fragmented
· Annual production in Central App. region has declined by more than 60 million tons since 1997
-through activity Slide 17

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
Arch remains a key producer of metallurgical and steam coal in Central Appalachia
· Expect to produce 13-14 million tons in 2008 through a combination of underground and surface operations
· Operations in West Virginia, Kentucky, and Virginia with 1,300+ direct employees
· Opportunity to expand production to 15 million tons in 2009 with brownfield or equipment investments
· Expect to sell roughly 4 million tons into met markets in 2008; up to 6 million tons in 2009
Slide 18

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
Arch is preparing for rebound in Illinois Basin demand
Major Producers in Illinois Basin
(2007, million tons)
of 96 million tons
· Arch owns a 33% equity interest in Knight Hawk
· As scrubbers come online, market opportunities will develop
· Region well positioned to export via Gulf of Mexico
Slide 19

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
Arch has built an extensive and competitive reserve base in the Illinois Basin
· Acquired 157 million tons
southern Illinois for roughly
October 2007
· Now control a nearly 300-
continuous reserve block of
chlorine coal
· Gives Arch the option to
low-cost, mine-mouth facility
for the domestic utility
market or a CTL plant,
depending on future
market conditions
· Arch also owns
an equity interest in
Knight Hawk Holdings,
a top 10 producer in Illinois
Slide 20

We continue to seek new and innovative ways to manage our controllable costs at all of our mines
· Increasing coordination through centralized purchasing, operations, safety and environmental affairs
•Building a culture of continuous process improvement efforts to encourage innovative solutions and share best practices -Est. $18 million cost-savings per year in 2007 and 2006 •Predictive maintenance reduces unplanned downtime and overtime, extends equipment life -Est. $18 million cost-savings in 2007, $11.5 million in 2006 •Focusing on cost control of major consumables such as diesel, electricity, explosives (natural gas) and tires (petroleum product) -Building alliances with major vendors; hedging; long-term supply arrangements Source: ACI Slide 21

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
Coal blending optimization allows Arch to better monetize every Btu
· Blending optimization models allocate
mine production to sales contracts, thus
maximizing margin
- Models allow sales team to know real
value in 100 Btu increments
· Dynamic coal quality targets provide
monthly rolling quality averages for each
customer so loading sources can adjust
blends and provide optimum coal
recovery
- Additional space at DTA terminal allows
for precision blending of international
shipments to generate the greatest
volume of our premium valued products
· Through coal blending optimization, Arch
achieved an additional $10 million in
coal revenues in 2007
Slide 22

OUR COMMITMENT OUR MINE PORTFOLIO OUR FOCUS OUR VALUE PROPOSITION
We’re focused on creating shareholder value as the energy industry expands
· Recognized leadership in mine safety and environmental stewardship promotes higher productivity and helps attract best-in-class workforce
· Rigorous focus on cost control and judicious capital spending helps expand margins
· Strong understanding of world and domestic market trends allows us to anticipate timing of future coal supply/demand
· Financial flexibility allows us to consider future investments for organic and strategic growth and capital enhancements
· A clear focus on clean coal in an evolving marketplace allows Arch to leverage our innovative expertise and expand market for coal
Source: ACI Slide 23

EBITDA Reconciliation Chart Included in the accompanying presentation, we have presented certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP. Arch Coal, Inc. Adjusted EBITDA 1Q 06 2Q 06 3Q 06 4Q 06
Net income $ 60,687 $ 69,717 $ 50,927 $ 79,600
Income tax (benefit) expense 17,900 13,000 12,100 (35,350)
Interest expense, net 14,157 15,323 15,602 15,557
Depreciation, depletion and amortization 45,821 51,713 53,641 57,179 extinguishment and other non-operating 1,393 1,808 3,572 674
- Adjusted EBITDA $139,958 $151,561 $135,842 $117,660
1Q 07 2Q 07 3Q 07 4Q 07
Net income $ 28,724 $ 37,552 $ 27,280 $ 81,373
Income tax (benefit) expense 4,650 (2,400) 5,100 (27,200)
Interest expense, net 16,587 18,280 16,638 20,760
Depreciation, depletion and amortization 57,620 57,990 58,628 67,824 extinguishment and other non-operating 902 418 806 147
- Adjusted EBITDA $108,483 $111,840 $108,452 $142,904
1Q 08 2Q 08
Net income $ 81,147 $112,997
Income tax (benefit) expense 15,240 37,700
Interest expense, net 20,063 18,253
Depreciation, depletion and amortization 73,042 71,953
extinguishment and other non-operating — -
Adjusted EBITDA $189,492 $240,903
Source: ACI